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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                February 6, 2007


                         Annaly Capital Management, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                     1-13447                   22-3479661
         ----------                 --------------          --------------------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
       Of Incorporation)             File Number)            Identification No.)


1211 Avenue of the Americas
         Suite 2902
     New York, New York                                             10036
---------------------------                                       ----------
  (Address of Principal                                           (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code: (212) 696-0100


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On February 6, 2007, the registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release, dated February 6, 2007 issued by Annaly Capital Management, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ANNALY CAPITAL MANAGEMENT, INC.



                                              By: /s/ Kathryn Fagan
                                                  ------------------------------
                                                  Name:  Kathryn Fagan
                                                  Title: Chief Financial Officer



Dated: February 6, 2007